SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                 PURSUANT TO SECTION 13 or 15 (d) of the
                     SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): February 18, 1998

                       AMERICAN GENERAL CORPORATION
            (Exact name of registrant as specified in charter)



                                  Texas
              (State or other jurisdiction of incorporation)

      1-7981                                      74-0483432
 (Commission File No.)                           (IRS employer
                                              identification no.)

 2929 Allen Parkway, Houston, Texas                  77019
 (Address of principal executive offices)          (zip code)


 Registrant's telephone number, including area code (713) 522-1111





 ITEM 5.   OTHER EVENTS.

           On February 18, 1998, American General Corporation (the "Company") issued a press release announcing the closing date and exchange ratio in connection with the merger of Astro Acquisition Corp., an indirect wholly-owned subsidiary of the Company, with and into Western National Corporation (the "Merger").


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS.

           (c)  Exhibits. The following Exhibit is filed as part of this
                          Report:

                (1) Press Release issued by American General Corporation and Western National Corporation on February 18, 1998 regarding the announcement of the closing date and the exchange ratio with respect to the Merger. [TEXT BOX CONTENTS: 1]

                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AMERICAN GENERAL CORPORATION



                                       By: /s/ Nicholas R. Rasmussen
                                           Name:  Nicholas R. Rasmussen
                                           Title: Senior Vice President
                                                  Corporate Development



 Dated:  February 19, 1998


                              EXHIBIT INDEX



 Exhibit
 No.                           Description

 1 Press Release issued by American General Corporation and Western National Corporation on February 18, 1998 regarding the announcement of the closing date and the exchange ratio with respect to the Merger.